SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) is July 1, 2005

                      ENDAVO MEDIA AND COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

            DELAWARE                   001-16381               87-0642448
-------------------------------       ------------        ----------------------
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or jurisdiction)       File Number)        Identification Number)


  50 WEST BROADWAY, SUITE 400, SALT LAKE
                CITY, UTAH                                      84101
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           (Address of principal                              (Zip Code)
             executive office)

Registrant's telephone number, including area code: (801) 297-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02. DEPARTURE OF DIRECTORS

      On December 12, 2005, Mark S. Hewitt submitted his resignation as the Registrant's COO, CTO and a member of the Board of Directors.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

9.1 Mark S. Hewitt 's resignation letter.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 15, 2005                 ENDAVO MEDIA AND  COMMUNICATIONS, INC.


                                        By:  /s/ Paul D. Hamm
                                             -----------------------------------
                                                 Paul D. Hamm,
                                                 President and
                                                 Chief Executive Officer


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

MARK S. HEWITT                                           6900 CORRAL GATE LANE
                                                         SARASOTA, FLORIDA 34241




December 12, 2005

Paul D. Hamm
Endavo Media and Communications, Inc
50 West Broadway Suite 400
Salt Lake City, UT 84101


Dear Paul:

I regret that I find it necessary to resign my post as COO/CTO and Board member of Endavo Media and Communications, Inc. I wish you well in your endeavors,


Sincerely,


By:  /s/ Mark S. Hewitt
     -----------------------------------
         Mark S. Hewitt